Companion Life

Insurance Company

(A Wholly Owned Subsidiary of

United of Omaha Life Insurance Company)

Statutory Financial Statements as of December 31, 2024

and 2023, and for the Years Ended December 31, 2024,

2023, and 2022, Supplemental Schedules as of

and for the Year Ended December 31, 2024, and

Independent Auditor’s Report

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

Page
INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 42

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024:

Supplemental Schedule of Selected Financial Data	44 - 48

Supplemental Summary Investment Schedule	49

Supplemental Investment Risks Interrogatories	50 - 55

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Companion Life Insurance Company

Hauppauge, New York

Opinions

We have audited the statutory financial statements of Companion Life Insurance Company (the “Company”) (a wholly owned subsidiary of United of Omaha Life Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risk interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory financial statements as a whole.

April 3, 2025

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2024 AND 2023

	2024	2023
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$1,125,797,551	$1,088,884,085
Preferred stocks	—	1,423,700
Mortgage loans	35,737,667	39,371,668
Contract loans	38,962,871	36,346,729
Cash	55,259,730	4,049,552
Other invested assets	11,777,300	11,771,873
Receivable for securities	155,580	93,305

Total cash and invested assets	1,267,690,699	1,181,940,912
INVESTMENT INCOME DUE AND ACCRUED	11,107,909	10,700,667
PREMIUMS DEFERRED AND UNCOLLECTED	12,213,366	12,055,191
NET DEFERRED TAX ASSETS	4,150,707	4,861,467
RECEIVABLES FROM PARENT AND AFFILIATES	1,909,005	13,979,101
FEDERAL INCOME TAXES RECEIVABLE	—	1,327,366
REINSURANCE RECOVERABLE	6,756,532	7,393,000
ADMITTED DISALLOWED INTEREST MAINTENANCE RESERVE	4,381,711	2,664,279
OTHER ASSETS	2,461,093	2,638,676
SEPARATE ACCOUNT ASSETS	3,930,561	51,592,427

TOTAL ADMITTED ASSETS	$1,314,601,583	$1,289,153,086

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves
Life insurance contracts and annuity reserves	$1,108,437,147	$1,072,717,778
Deposit—type contracts	6,159,132	9,105,750

Total policy reserves	1,114,596,279	1,081,823,528
Policy and contract claim reserves	1,639,661	2,105,268
Premiums received in advance	740,158	743,976
Asset valuation reserve	8,845,542	8,404,410
General expenses and taxes due or accrued	938,882	664,372
Other amounts payable on reinsurance	2,262,624	2,262,624
Funds held under reinsurance treaties	56,354,820	46,886,365
Payable to parent and affiliates	1,993,740	2,758,624
Commissions to agents due or accrued	1,658,028	1,434,701
Drafts outstanding	498,277	687,526
Other liabilities	5,132,460	4,726,209
Separate account liabilities	3,930,561	51,592,427

Total liabilities	1,198,591,032	1,204,090,030

SURPLUS:
Capital stock, $400 par value, 5,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid—in and contributed surplus	123,250,000	123,250,000
Special surplus and contingency reserves	10,760,741	8,992,757
Unassigned deficit	(20,000,190)	(49,179,701)

Total surplus	116,010,551	85,063,056

TOTAL LIABILITIES AND SURPLUS	$1,314,601,583	$1,289,153,086

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
Income:
Net premiums and annuity considerations	$125,653,463	$135,892,372	$108,754,669
Net investment income and amortization of IMR	51,959,150	46,457,330	43,082,428
Commissions and expense allowances on reinsurance ceded	6,914,590	5,977,324	5,613,137
Other income	319,123	502,769	480,397

Total income	184,846,326	188,829,795	157,930,631

Benefits and Expenses:
Policyholder benefits	78,341,900	80,638,052	75,756,685
Net change in reserves	43,037,214	71,206,845	44,012,535
Commissions	10,378,709	8,968,886	8,450,688
Operating expenses	22,203,854	26,943,920	23,245,349

Total benefits and expenses	153,961,677	187,757,703	151,465,257

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	30,884,649	1,072,092	6,465,374
FEDERAL INCOME TAX (BENEFIT)	5,566,455	2,904,838	2,812,083

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	25,318,194	(1,832,746)	3,653,291
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of ($329,770), ($875,057), and ($1,052,549), and transfers to (from) the IMR of ($2,076,989), ($3,360,584), and ($4,255,601), respectively	(474,874)	(18,265)	(170,118)

NET INCOME (LOSS)	$24,843,320	$(1,851,011)	$3,483,173

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
CAPITAL STOCK	$2,000,000	$2,000,000	$2,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS:
Balance—beginning of year	123,250,000	111,650,000	111,650,000
Capital contribution	—	11,600,000	—

Balance—end of year	123,250,000	123,250,000	111,650,000

SPECIAL SURPLUS AND CONTINGENCY RESERVE:
Balance—beginning of year	8,992,757	5,838,136	5,381,674
Admitted disallowed interest maintenance reserve	1,717,432	2,664,279	—
Increase in group contingency life reserve	50,552	490,342	456,462

Balance—end of year	10,760,741	8,992,757	5,838,136

UNASSIGNED SURPLUS (DEFICIT):
Balance—beginning of year	(49,179,701)	(39,214,419)	(43,126,484)
Net income (loss)	24,843,320	(1,851,011)	3,483,173
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $0, $0, and $102,756, respectively	—	—	386,557
Net deferred income tax	(2,143,415)	3,596,885	1,316,243
Nonadmitted assets	1,366,292	(4,803,060)	(1,274,419)
Reserve on account of change in valuation basis	7,317,845	(2,582,411)	1,537,745
Asset valuation reserve	(441,132)	(851,746)	(1,094,657)
Contingency reserves	(50,552)	(490,342)	(456,462)
Admitted disallowed interest maintenance reserve	(1,717,432)	(2,664,279)	—
Prior year adjustments	—	(300,000)	—
Other	4,585	(19,318)	13,885

Balance—end of year	(20,000,190)	(49,179,701)	(39,214,419)

TOTAL SURPLUS	$116,010,551	$85,063,056	$80,273,717

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
Cash from (used for) operations:
Net premiums and annuity considerations	$169,827,387	$173,719,114	$147,639,803
Net investment income	51,290,333	46,495,653	42,764,386
Miscellaneous income (loss)	506,483	770,293	(138,255)
Policyholder benefits	(108,271,839)	(112,861,937)	(112,768,162)
Net transfers from (to) separate accounts	37,710	(2,017)	9,751
Commissions and operating expenses	(30,528,182)	(31,525,589)	(29,703,531)
Federal income taxes recovered (paid) from parent	(3,247,707)	(3,498,944)	(466,546)

Net cash from (used for) operations	79,614,185	73,096,573	47,337,446

Cash from (used for) investments:
Proceeds from investments sold, matured, or repaid:
Bonds	119,574,717	134,145,930	101,250,741
Stocks	1,423,700	—	638,586
Mortgage loans	3,634,001	3,655,952	9,495,374
Miscellaneous proceeds	188,650	9,621	—
Cost of investments acquired:
Bonds	(158,926,098)	(188,787,822)	(159,569,815)
Mortgage loans	—	(714,286)	—
Other invested assets	—	(2,607,800)	(3,630,297)
Miscellaneous applications	(62,276)	—	(33,709)
Net decrease (increase) in contract loans	(2,618,907)	(1,898,336)	(38,939)

Net cash from (used for) investments	(36,786,213)	(56,196,741)	(51,888,059)

Cash from (used for) financing:
Net increase (decrease) in deposit—type contracts	(2,946,617)	(517,846)	(874,180)
Capital contribution	11,600,000	—	—
Other cash provided (applied)	(271,177)	(25,283,237)	3,827,544

Net cash from (used for) financing	8,382,206	(25,801,083)	2,953,364

NET CHANGE IN CASH	51,210,178	(8,901,251)	(1,597,249)
CASH:
Beginning of year	4,049,552	12,950,803	14,548,052

End of year	$55,259,730	$4,049,552	$12,950,803

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
NON—CASH TRANSACTIONS:
Ceded premium settled through funds withheld	$44,629,708	$41,714,813	$39,298,049
Ceded benefits settled through funds withheld	$30,264,145	$33,477,991	$33,108,290
Ceded commissions settled through funds withheld	$6,564,568	$5,928,068	$6,132,941
Interest on funds withheld settled through funds withheld	$1,714,629	$1,919,941	$2,098,230
Bond conversions disposed to bond conversions acquired	$—	$1,566,395	$1,325,379
Capital contribution through receivable from parent	$—	$11,600,000	$—

See notes to statutory financial statements.	(Concluded)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2024 AND 2023 AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation
Companion Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings”)
Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)
Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L.P.	(“Cloverlay”)
Mutual of Omaha Medicare Advantage Company	(“Omaha Medicare Advantage”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)
Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)
Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)
United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)
Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)
Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)
Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)
United World Life Insurance Company	(“United World”)	Mutual Solutions, LLC	(“Mutual Solutions”)
Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)
Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)
Discovery Mortgage Loan Trust	(“DMLT Trust”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor Services”)
Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)
Mutual of Omaha Mortgage Servicing, Inc.	(“MMSI”)	Review Counsel LLC	(“Review Counsel”)
LCN NA Fund IV-D, LP	(“LCN”)	Mutual of Omaha Strategic Alliance, LLC	(“MOSAL”)

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of New York, and is a wholly owned subsidiary of United of Omaha. United of Omaha is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska.

The Company has insurance licenses to operate in three states in the United States (“U.S.”), which include New York, New Jersey, and Connecticut. Principal products and services provided include individual and group life insurance, annuities, and retirement plans. The Company also has an in force block of individual life insurance and annuities originally sold by agency and brokerage distributions. The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The state of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Superintendent of the NYDFS has the right to permit other specific practices that may deviate from NAIC SAP. The Company utilizes the following permitted practice approved by the NYDFS and prescribed practices required by the NYDFS.

The NYDFS has granted the Company a permitted practice to calculate the reserves for individual life policies resulting from the exercise of conversion options issued in 2020 and thereafter on a pre New York Regulation 213 basis. This permitted practice did not have more than clearly inconsequential impact on the difference between New York basis and NAIC SAP.

The NYDFS adopted Statement of Statutory Accounting Principles (“SSAP”) No. 61, Life, Deposit-type and Accident and Health Reinsurance, with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of: 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the insurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement.

The Company increased policy reserves in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions for universal life insurance policies with secondary guarantees as required per NYDFS Regulation 147 and Special Considerations Letter, which may require greater policy reserves than under NAIC SAP guidelines per SSAP No. 51, Life Contracts.

The following is a reconciliation of the Company’s net income (loss) and capital and surplus between the practices prescribed or permitted by the NYDFS and NAIC SAP as of and for the period ended December 31:

	SSAP No.	2024	2023	2022
Net income (loss), New York basis		$24,843,320	$(1,851,011)	$3,483,173
NYDFS Regulation 147 and Special Considerations Letter	51	(15,000,000)	5,200,000	(5,000,000)
New York Circular Letter 11	61	(449,384)	176,067	196,002

Net income (loss), NAIC SAP		$9,393,936	$3,525,056	$(1,320,825)

Total surplus, New York basis		$116,010,551	$85,063,056	$80,273,717
NYDFS Regulation 147 and Special Considerations Letter	51	1,000,000	16,000,000	10,500,000
New York Circular Letter 11	61	4,391,426	4,840,810	4,664,743

Total surplus, NAIC SAP		$121,401,977	$105,903,866	$95,438,460

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI results in a direct write-down to the carrying amount on an NAIC SAP basis. An OTTI exists for GAAP if the present value of a security’s cash flows expected to be collected is less than its amortized cost basis amount, with the credit loss limited by the amount that the fair value of the security is less than amortized cost. An OTTI is recorded to an allowance for credit losses for GAAP.

c.

A mortgage loan is impaired for NAIC SAP when it is probable that an entity will be unable to collect all amounts as contractually due. Impairments are generally determined on an individual basis. For GAAP, a mortgage loan is stated at amortized cost less an allowance for credit losses to present the net amount expected to be collected over the contractual term of the loan. Collectibility is measured on a collective basis for assets with similar risk characteristics.

d.

For NAIC SAP, a debt restructuring is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments. The accounting for a TDR is at the fair value of assets received. For GAAP, recognition of losses from restructurings are captured within the allowance for credit losses pursuant to ASU 2016-13, Financial Instruments-Credit losses and are not recognized separately.

e.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their fair value with changes in fair value recognized in other comprehensive income in equity.

f.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

g.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

h.

NAIC SAP policy reserves for life insurance contracts and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of mortality, lapse, and interest assumptions with the change in reserves included in the determination of net income (loss) from operations.

i.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.

j.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

k.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

l.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

m.	Comprehensive income and its components are not presented on the statutory financial statements.

n.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

o.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to a third party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, policy and contract claim reserves, income tax expense, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Actual mortality, lapse, and interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Reserves for policy and contract claims are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Preferred stocks include redeemable preferred stocks and are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. The Company does not have any investment in perpetual preferred stocks.

Common stocks of unaffiliated companies are generally stated at fair value.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are in non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a TDR if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Other invested assets consist of surplus notes which are stated at amortized cost.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend rate. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis. As of December 31, 2024 and 2023, the gross asset and net admitted asset amount for interest income due and accrued was $11,107,909 and $10,700,667, respectively. As of December 31, 2024 and 2023, there was not any aggregate deferred interest and investment income due and accrued excluded from surplus, or cumulative amounts of paid-in-kind (“PIK”) interest included in the cumulative principal balance.

Investment income due and accrued for which it is probable the balance is uncollectible is written off and charged to investment income and included in net investment income and amortization of IMR on the statutory statements of operations. Investment income due and accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due and accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from, and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contracts and annuity reserves and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM.

The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Reinsurance—In the normal course of business, the Company cedes insurance business to its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Amounts that are overdue are nonadmitted as required. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Premiums due under reinsurance agreements with an insolvent reinsurer are reported as other amounts payable on reinsurance as specified in NAIC Interpretation 23-04. See Note 7 for additional details related to the insolvent reinsurer.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, surplus notes, and mortgage loans. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR.

The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an admitted asset up to 10% of the Company’s prior period general account adjusted capital and surplus. The prior period general account adjusted capital and surplus is calculated by excluding, if applicable, any positive goodwill, electronic data processing equipment and operating system software, net DTA, and admitted disallowed IMR.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Net health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life insurers and how the Company manages those risks:

Mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumptions, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year end but which were due after year end. The total amount of advanced premiums is reported as a liability on the statutory statements of admitted assets, liabilities, and surplus and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of preferred stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—The Company did not have any prior year adjustments recorded to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

During 2023, the Company discovered an error in the asset adequacy testing models used to set New York Regulation 126 reserves, resulting in a net $300,000 understatement of life insurance contract and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, an understatement of net change in reserves on the statutory statements of operations, and an overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, the impact of the error was recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2023.

The Company did not have any prior year adjustments recorded to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022.

Accounting Pronouncements—In August of 2024, the NAIC issued updates to SSAP No. 15, Debt and Holding Company Obligations that updated disclosures about unused lender commitments and lines of credit. See the updated disclosures in Note 6.

In August of 2023, the NAIC issued revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities. The revised guidance updates the definition of a bond, revises the accounting for bonds, and updates various SSAPs to reflect the revised definition. The adoption of this guidance on January 1, 2025 is not expected to have a material impact on the Company’s financial statements.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$19,736,175	$8,040	$2,356,525	$17,387,690
Political subdivisions	15,493,082	23,615	2,648,362	12,868,335
Special revenue/assessment obligations	157,687,268	978,307	26,301,593	132,363,982
Industrial and miscellaneous	929,382,371	2,928,816	125,905,318	806,405,869
Hybrid securities	3,498,655	2,369	672,650	2,828,374

Total	$1,125,797,551	$3,941,147	$157,884,448	$971,854,250

2023	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$27,849,683	$163,108	$2,222,081	$25,790,710
Political subdivisions	15,375,250	82,845	2,136,913	13,321,182
Special revenue/assessment obligations	140,128,865	1,531,811	22,834,133	118,826,543
Industrial and miscellaneous	903,031,697	7,596,726	102,713,831	807,914,592
Hybrid securities	2,498,590	—	630,497	1,868,093

Total	$1,088,884,085	$9,374,490	$130,537,455	$967,721,120

There were no bonds with an NAIC designation of 6 as of December 31, 2024 and 2023.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 100% and 99% of the carrying value of the Company’s total bond portfolio as of December 31, 2024 and 2023, respectively.

The carrying value and fair value of investment in bonds as of December 31, 2024, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Due in one year or less	$16,323,357	$16,208,157
Due after one year through five years	120,235,737	116,905,902
Due after five years through ten years	125,425,940	119,288,941
Due after ten years	722,938,537	590,165,274

	984,923,571	842,568,274
MBS and other ABS	140,873,980	129,285,976

Total	$1,125,797,551	$971,854,250

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$2,512,843	$37,682	$14,625,505	$2,318,843	$17,138,348	$2,356,525
Political subdivisions	6,903,700	500,417	5,602,055	2,147,945	12,505,755	2,648,362
Special revenue/assessment obligations	37,026,974	1,074,609	75,335,300	25,226,984	112,362,274	26,301,593
Industrial and miscellaneous	152,648,714	4,601,254	538,798,316	121,304,064	691,447,030	125,905,318
Hybrid securities	—	—	1,826,005	672,650	1,826,005	672,650

Total	$199,092,231	$6,213,962	$636,187,181	$151,670,486	$835,279,412	$157,884,448

	Less than One Year		One Year or More		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$2,288,659	$7,757	$18,784,479	$2,214,324	$21,073,138	$2,222,081
Political subdivisions	492,590	4,848	8,617,935	2,132,065	9,110,525	2,136,913
Special revenue/assessment obligations	8,460,415	181,680	86,148,069	22,652,453	94,608,484	22,834,133
Industrial and miscellaneous	54,652,320	855,528	601,654,757	101,858,303	656,307,077	102,713,831
Hybrid securities	—	—	1,868,093	630,497	1,868,093	630,497

Total	$65,893,984	$1,049,813	$717,073,333	$129,487,642	$782,967,317	$130,537,455

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2024, 443 securities were in an unrealized capital loss position one year or more with an average credit rating of A2 and were 100% investment grade. As of December 31, 2024, 104 securities were in an unrealized capital loss position less than one year with an average credit rating of A2 and were 100% investment grade. The Company does not believe the unrealized losses on investments represent an OTTI as of December 31, 2024.

There were no net realized capital losses for the years ended December 31, 2024, 2023, and 2022, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds and common stocks-unaffiliated resulting in net realized capital gains (losses) for the years ended December 31, were as follows:

	2024	2023	2022
Proceeds from sales or disposals:
Bonds	$98,587,075	$111,752,381	$69,709,195

Common stocks—unaffiliated	$—	$—	$638,586

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$798,624	$1,155,240	$274,432
Gross realized capital loss from sales or other disposals	(3,868,907)	(5,409,146)	(5,613,572)

Net realized capital gain (loss) of bonds	$(3,070,283)	$(4,253,906)	$(5,339,140)

Common stocks—unaffiliated:
Gross realized capital gain from sales or other	$—	$—	$70,674
OTTI gain (loss)	—	—	(209,801)

Net realized capital gain (loss) of common stocks—unaffiliated	$—	$—	$(139,127)

As of December 31, 2024 and 2023, the Company’s net negative (disallowed) IMR admitted was $4,381,711 and $2,664,279, respectively, less than 10% of the Company’s adjusted general account capital and surplus as of September 30, 2024 and 2023. The net negative (disallowed) IMR admitted was the result of fixed income investment losses that comply with the Company’s investment management policies, was not compelled by liquidity pressures, and did not include any realized losses from derivative terminations. There were no nonadmitted components of the Company’s IMR as of December 31, 2024 and 2023.

The Company’s adjusted general account capital and surplus as of September 30, 2024 and 2023, used to determine net negative (disallowed) IMR admitted, as of December 31, was as follows:

	2024	2023
Prior period general account capital and surplus	$92,068,167	$82,054,220
Less:
Net DTA	4,495,310	4,647,808
Admitted disallowed IMR	3,825,728	—

Total	$83,747,129	$77,406,412

The percentage of admitted disallowed IMR to adjusted general account capital and surplus was 5.23% and 3.44% as of December 31, 2024 and 2023, respectively.

Preferred Stocks—As of December 31, 2024, the Company does not hold redeemable preferred stocks. As of December 31, 2023, the Company held redeemable preferred stocks of a single issuer with a carrying value of $1,423,700 and a total fair value of $1,410,317. There were no material unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of preferred stocks for the years ended December 31, 2024 and 2023.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. The Company’s investments in mortgage loans are held through a participation agreement with United of Omaha. There were no new commercial loans purchased in 2024 or 2023. During 2024 and 2023, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 57% and 58%, respectively.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $10,403,529 and $12,312,724 as of December 31, 2024 and 2023, respectively. Of this amount, there was no investment in impaired loans with no allowance for credit losses as of December 31, 2024 and 2023. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2024 or 2023.

The Company’s mortgage loan portfolio includes 17 and 18 loan originators as of December 31, 2024 and December 31, 2023, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 15% and 18% of the portfolio book value as of December 31, 2024 and 2023, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California and Virginia, with 20% and 12% of the portfolio, respectively, as of December 31, 2024, and 19% and 11% of the portfolio, respectively, as of December 31, 2023.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2024	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$34,061,695	$1,589,575	$86,397	$35,737,667

	Debt Service Coverage Ratios
2023	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$37,767,124	$1,500,551	$103,993	$39,371,668

There were no mortgage loans with a loan-to-value ratio greater than 65% for the years ended December 31, 2024 and 2023.

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2024 and 2023. The recorded investment for loans where the interest rate was reduced was $1,959,709 and $948,284 as of December 31, 2024 and 2023, respectively. For the year ended December 31, 2024, the number of loans impacted, and the average interest rate reduction was 2 loans and 0.80%, respectively. For the year ended December 31, 2023, the number of loans impacted, and the average interest rate reduction was 1 loan and 0.01%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2024	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$229,785	$229,785	0.02%	0.02%

			Percentage
2023	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$229,503	$229,503	0.02%	0.02%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2024	2023	2022
Bonds	$47,683,202	$42,466,676	$39,235,732
Preferred stocks	57,784	57,945	57,945
Mortgage loans	1,620,224	1,724,231	2,069,059
Contract loans	1,965,916	1,848,934	1,806,259
Cash	339,882	210,890	26,719
Short—term investments	994,080	625,104	204,819
Other	501,602	416,489	294,624

Gross investment income	53,162,690	47,350,269	43,695,157
Amortization of IMR	(359,557)	(177,881)	90,903
Investment expenses	(843,983)	(715,058)	(703,632)

Net investment income and amortization of IMR	$51,959,150	$46,457,330	$43,082,428

3.	STRUCTURED SECURITIES

The carrying value and fair value of structured securities, by type, as of December 31, were as follows:

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$20,461,598	$32,583	$959,366	$19,534,815
Residential	81,761,672	18,961	8,746,608	73,034,025

	102,223,270	51,544	9,705,974	92,568,840
Other ABS	38,650,710	124,643	2,058,217	36,717,136

Total	$140,873,980	$176,187	$11,764,191	$129,285,976

2023	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$20,917,106	$9,127	$1,205,397	$19,720,836
Residential	60,711,617	3,731	8,589,611	52,125,737

	81,628,723	12,858	9,795,008	71,846,573
Other ABS	23,863,552	141,508	1,875,449	22,129,611

Total	$105,492,275	$154,366	$11,670,457	$93,976,184

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$6,366,382	$245,896	$9,645,248	$713,470	$16,011,630	$959,366
Residential	28,277,236	655,387	43,564,417	8,091,221	71,841,653	8,746,608

	34,643,618	901,283	53,209,665	8,804,691	87,853,283	9,705,974
Other ABS	5,648,268	243,257	21,064,873	1,814,960	26,713,141	2,058,217

Total	$40,291,886	$1,144,540	$74,274,538	$10,619,651	$114,566,424	$11,764,191

	Less than One Year		One Year or More		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$2,843,364	$61,464	$16,606,733	$1,143,933	$19,450,097	$1,205,397
Residential	2,732,383	96,398	49,245,335	8,493,213	51,977,718	8,589,611

	5,575,747	157,862	65,852,068	9,637,146	71,427,815	9,795,008
Other ABS	—	—	16,537,246	1,875,449	16,537,246	1,875,449

Total	$5,575,747	$157,862	$82,389,314	$11,512,595	$87,965,061	$11,670,457

A portion of the commercial and residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2024 and 2023, 70% and 67% , respectively, of the carrying value of the residential MBS portfolio was guaranteed by a government agency. As of December 31, 2024 and 2023, 69% and 71%, respectively, of the carrying value of the commercial MBS portfolio was guaranteed by a government agency.

There was no OTTI on loan-backed and structured securities related to the intent to sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis, or based on the present value of future cash flows expected to be less than amortized cost of the security during 2024 and 2023.

4.	FAIR VALUE MEASUREMENTS

The categorization and input level of the Company’s financial instruments measured and reported at fair value, as of December 31, were as follows:

2024	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Separate Accounts	$—	$3,930,561	$—	$3,930,561

2023	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Separate accounts	$16,361,311	$35,228,612	$—	$51,589,923

A description of the significant inputs and valuation techniques used to determine fair value for Level 2 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available, and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2024	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$1,125,797,551	$971,854,250	$—	$970,904,692	$949,558	$—
Mortgage loans	$35,737,667	$33,820,129	$—	$—	$33,820,129	$—
Contract loans	$38,962,871	$38,962,871	$—	$—	$—	$38,962,871
Cash	$55,259,730	$55,259,730	$55,259,730	$—	$—	$—
Other invested assets—surplus notes	$11,777,300	$8,766,137	$—	$8,766,137	$—	$—
Financial liabilities:
Deposit—type contracts	$6,159,132	$6,159,132	$—	$—	$6,159,132	$—

2023	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$1,088,884,085	$967,721,120	$—	$966,478,422	$1,242,698	$—
Preferred stocks	$1,423,700	$1,410,317	$—	$1,410,317	$—	$—
Mortgage loans	$39,371,668	$37,337,992	$—	$—	$37,337,992	$—
Contract loans	$36,346,729	$36,346,729	$—	$—	$—	$36,346,729
Cash	$4,049,552	$4,049,552	$4,049,552	$—	$—	$—
Other invested assets—surplus notes	$11,771,873	$9,407,133	$—	$9,407,133	$—	$—
Financial liabilities:
Deposit—type contracts	$9,105,750	$11,560,590	$—	$—	$11,560,590	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2024 and 2023, the effective interest rates were 5.24% and 5.30%, respectively.

Cash—The carrying value for cash approximates fair value.

Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.

5.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2024, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha

Holdings and its subsidiaries; Omaha Medicare Advantage; OFHI and certain of its subsidiaries including MMSI; Mutual of Omaha Mortgage and its subsidiary Review Counsel; Omaha Health; Omaha Supplemental; and United of Omaha and certain of its subsidiaries including Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2024 and 2023.

The Inflation Reduction Act, enacted August 16, 2022, included a new corporate alternative minimum tax effective for years beginning after 2022. The Company has determined that it is a non-applicable reporting entity.

Federal income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2024	2023	2022
Current federal income tax (benefit)	$5,566,455	$2,904,838	$2,812,083
Federal income tax (benefit) on net realized capital gain (loss)	(329,770)	(875,057)	(1,052,549)

Total federal income tax (benefit)	5,236,685	2,029,781	1,759,534
Change in net deferred income tax	2,143,415	(3,596,885)	(1,316,243)

Total federal income tax (benefit) incurred	$7,380,100	$(1,567,104)	$443,291

Reconciliations between federal income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2024	2023	2022
Net income (loss) from operations before federal income tax (benefit) and net realized capital gain (loss)	$30,884,649	$1,072,092	$6,465,374
Net realized capital gain (loss) before federal income tax (benefit) and transfers to (from) IMR	(2,881,633)	(4,253,906)	(5,478,268)

Total pre—tax income (loss)	28,003,016	(3,181,814)	987,106
Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	5,880,633	(668,181)	207,292
Amortization of IMR	75,507	37,355	(19,090)
Nonadmitted tax assets in surplus	(13,936)	(247,368)	(13,705)
Reserve adjustments to surplus	1,537,739	(609,136)	325,146
Non-taxable investment income	(96,282)	(96,752)	(68,803)
Other	(3,561)	16,978	12,451

Total federal income tax (benefit) at effective tax rate	$7,380,100	$(1,567,104)	$443,291

There were no net operating loss carryforwards, as of December 31, 2024.

The Company does not have any income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses.

As of December 31, 2024, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2024
	Ordinary	Capital	Total
Gross DTA	$38,612,915	$—	$38,612,915
Nonadmitted DTA	(32,270,197)	—	(32,270,197)

Net admitted DTA	6,342,718	—	6,342,718
DTL	(2,192,011)	—	(2,192,011)

Net DTA (DTL)	$4,150,707	$—	$4,150,707

	2023
	Ordinary	Capital	Total
Gross DTA	$42,155,467	$—	$42,155,467
Nonadmitted DTA	(33,702,852)	—	(33,702,852)

Net admitted DTA	8,452,615	—	8,452,615
DTL	(3,591,148)	—	(3,591,148)

Net DTA (DTL)	$4,861,467	$—	$4,861,467

The Company has admitted DTAs as of December 31, as follows:

	2024
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$4,150,707	$—	$4,150,707

1. Adjusted gross DTA expected to be realized following the balance sheet date	$4,150,707	$—	$4,150,707
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	16,778,977
Adjusted gross DTA that can be offset against DTL	2,192,011	—	2,192,011

DTA admitted as the result of application of SSAP No. 101	$6,342,718	$—	$6,342,718

	2023
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$4,861,467	$—	$4,861,467

1. Adjusted gross DTA expected to be realized following the balance sheet date	$4,861,467	$—	$4,861,467
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	12,030,238
Adjusted gross DTA that can be offset against DTL	3,591,148	—	3,591,148

DTA admitted as the result of application of SSAP No. 101	$8,452,615	$—	$8,452,615

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 1094% and 474% as of December 31, 2024 and 2023, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $120,714,665 and $88,610,060 as of December 31, 2024 and 2023, respectively.

The Company has not utilized an income tax planning strategy for the realization of the DTA for 2024 or 2023.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2024	2023	Change
DTA:
Ordinary:
Policy reserves	$26,111,822	$30,188,151	$(4,076,329)
Deferred acquisition costs	11,645,885	11,049,292	596,593
Compensation and benefit accruals	257,031	257,126	(95)
Nonadmitted assets	222,481	239,061	(16,580)
Other	375,696	421,837	(46,141)

Subtotal	38,612,915	42,155,467	(3,542,552)
Nonadmitted DTA	(32,270,197)	(33,702,852)	1,432,655

Admitted ordinary DTA	6,342,718	8,452,615	(2,109,897)

Admitted DTA	6,342,718	8,452,615	(2,109,897)

DTL:
Ordinary:
Investments	(940,534)	(972,001)	31,467
Policy reserves	(1,079,965)	(2,461,621)	1,381,656
Other	(171,512)	(157,526)	(13,986)

Subtotal	(2,192,011)	(3,591,148)	1,399,137

DTL	(2,192,011)	(3,591,148)	1,399,137

Net admitted DTA	$4,150,707	$4,861,467	$(710,760)

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2024	2023	Change
DTA	$38,612,915	$42,155,467	$(3,542,552)
DTL	(2,192,011)	(3,591,148)	1,399,137

Net DTA	$36,420,904	$38,564,319	(2,143,415)

Tax effect of unrealized capital gain (loss)			—

Change in net deferred income tax			$(2,143,415)

	2023	2022	Change
DTA	$42,155,467	$39,891,760	$2,263,707
DTL	(3,591,148)	(4,924,326)	1,333,178

Net DTA	$38,564,319	$34,967,434	3,596,885

Tax effect of unrealized capital gain (loss)			—

Change in net deferred income tax			$3,596,885

6.	RELATED PARTY INFORMATION

Effective November 15, 2024, the Company renewed a $23,000,000 bilateral unsecured revolving credit note, maturing November 14, 2025, from Mutual of Omaha. As of December 31, 2024 and 2023, there were no outstanding borrowings due from the Company under this agreement.

Effective November 15, 2024, the Company renewed a $23,000,000 bilateral unsecured revolving credit note, maturing November 14, 2025, to Mutual of Omaha, which is substantially similar to the agreement held in the prior year. The interest rates for borrowings under this agreement were from 4.43% to 5.43% as of December 31, 2024. As of December 31, 2024 and 2023, there were no outstanding borrowings due to the Company under this agreement.

On January 29, 2024, the Company received a $11,600,000 cash capital contribution from United of Omaha that was accrued for as of December 31, 2023.

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skilled and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. Amounts for these services are included in receivables from parent and affiliates or payable to parent and affiliates on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments to affiliates were $874,963 and $174,205 for the years ended December 31, 2024 and 2023, respectively.

7.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company cedes group and individual life insurance to United of Omaha. The Company also cedes individual accident and health insurance to Mutual of Omaha.

Scottish Re (U.S.), Inc. (“SRUS”) was a reinsurer of the Company on four ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. A motion for Entry of Liquidation and Injunction Order was approved on July 18, 2023. In accordance with the liquidation order, the Company’s reinsurance agreements with SRUS terminated on September 30, 2023. During 2024, the Company did not write off any additional reinsurance balances due from SRUS or report a net loss as a result of the commutation of reinsurance with SRUS.

During 2023, the Company wrote off a net total of $925,919 reinsurance balances due from SRUS as follows:

Policyholder benefits	$1,467,903
Operating expenses	$(541,984)

During 2023, the Company has reported in its operations a net loss of $714,164, inclusive of the uncollectible reinsurance impact shown above, as a result of commutation of reinsurance with SRUS as follows:

Policyholder benefits	$2,024,625
Net premiums and annuity considerations	$2,570,732
Operating expenses	$1,260,271

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the years ended December 31, 2024 or 2023.

8.	EMPLOYEE BENEFIT PLANS

As of December 31, 2024 and 2023, the Company is allocated expenses from a 401(k) defined-contribution plan, and as of December 31, 2022 from a qualified non-contributory defined-benefit pension plan, both sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. Mutual of Omaha ceased allocating expenses for the qualified non-contributory defined-benefit pension plan in 2023. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2024	2023	2022
Defined—benefit pension plan	$—	$—	$50,402
401(k) defined—contribution plan	$398,276	$482,795	$449,373

9.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned deficit represented by each item below as of December 31, was as follows:

	2024	2023	2022
Nonadmitted assets	$(34,826,750)	$(36,193,042)	$(31,389,982)
Reinsurance in unauthorized companies	$(1,878)	$(1,740)	$(659)
AVR	$(8,845,542)	$(8,404,410)	$(7,552,664)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Superintendent of the NYDFS. As of December 31, 2024, no dividend is allowed without approval due to the Company carrying an unassigned deficit.

10.	COMMITMENTS AND CONTINGENCIES

The Company is not aware of any commitment or contingent liabilities as of December 31, 2024. The Company had $6,500,000 unfunded investment commitments for bond investments as of December 31, 2023.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

11.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2024 and 2023, the Company had $992,103,221 and $1,090,110,861, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NYDFS. Reserves to cover the above insurance totaled the gross amount of $79,779,861 and $85,178,907 as of December 31, 2024 and 2023, respectively.

In 2024, the Company made the following reserve changes with a corresponding change to operations:

•	Implemented a new actuarial platform for individual payout annuity reserves resulting in a decrease in policy reserves of $239,884.

•	Decreased Regulations 126 and 147 asset adequacy reserves $15,000,000 in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions.

•	Implemented a new actuarial platform for group payout annuity reserves resulting in an increase in policy reserves of $313,246.

•	Aligned substandard ceded reserve credits to use a methodology consistent with direct substandard reserves for universal life, resulting in an increase in reserves of $117,928.

In 2024, the Company made the following reserve changes with a corresponding change to surplus:

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under New York Regulation 147 and are commonly known as (“X factors”) resulting in a decrease in reserves of $7,587,796.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in an increase in reserves of $269,951.

In 2023, the Company made the following reserve changes with a corresponding change to operations:

•	Implemented a new actuarial platform for traditional life reserves resulting in a decrease in policy reserves of $1,330,428.

•	Implemented a new actuarial platform for deferred fixed annuity reserves resulting in a decrease in policy reserves of $52,910.

•	Increased Regulation 126 asset adequacy reserves $5,200,000 in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions.

In 2023, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected the net yield pick-up adjustment in asset adequacy testing models which decreased the Regulation 126 asset adequacy reserves reported at December 31, 2022 by $2,500,000.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $409,633.

•	Corrected lapse coding for universal life policies held inforce by a secondary guarantee in asset adequacy testing models which increased the Regulation 126 asset adequacy reserves by $2,300,000.

•

Corrected the mortality margin for group payout annuities in asset adequacy testing models which increased reserves held for negative company interim surplus under the Regulation 126 and Regulation 147 asset adequacy reserves by $500,000.

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under New York Regulation 147 and are commonly known as “X factors”, resulting in an increase in reserves of $2,992,044.

In 2022, the Company made the following reserve change with a corresponding change to operations:

•

Decreased Regulation 126 and Regulation 147 asset adequacy reserves in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions, resulting in a decrease of $5,000,000.

In 2022, the Company made the following reserve changes with a corresponding change to surplus:

•	Updated the X factors mortality assumptions used to calculate certain deficiency reserves, resulting in a decrease in reserves of $3,024,917.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions, resulting in an increase in reserve of $1,124,556.

•	Changed the CRVM expense allowance calculation method for traditional life policies from adjusted curtate to continuous resulting, in an increase in reserves of $499,982.

12.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2024	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$41,570	$—	$41,570	—%
At book value less current surrender charge of 5% or more	8,008,130	—	8,008,130	6.4
At fair value	—	2,434,766	2,434,766	2.0

Total with adjustment or at fair value	8,049,700	2,434,766	10,484,466	8.4
At book value without adjustment (minimal or no charge)	94,540,230	—	94,540,230	76.1
Not subject to discretionary withdrawal	19,262,043	38,807	19,300,850	15.5

Gross total	121,851,973	2,473,573	124,325,546	100.0%

Reinsurance ceded	85,129,271	—	85,129,271

Net total	$36,722,702	$2,473,573	$39,196,275

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$20,218,693	$—	$20,218,693	9.6%
At book value without adjustment (minimal or no charge)	401,168	—	401,168	0.2
Not subject to discretionary withdrawal	189,114,659	—	189,114,659	90.2

Gross total	209,734,520	—	209,734,520	100.0%

Reinsurance ceded	361,051	—	361,051

Net total	$209,373,469	$—	$209,373,469

Deposit funds liabilities—subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge)	3,474,257	—	3,474,257	56.4
Not subject to discretionary withdrawal	2,684,875	—	2,684,875	43.6

Gross and net total	$6,159,132	$—	$6,159,132	100.0%

2023	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$39,921	$—	$39,921	—%
At book value less current surrender charge of 5% or more	9,583,864	—	9,583,864	7.0
At fair value	—	2,427,092	2,427,092	1.8

Total with adjustment or at fair value	9,623,785	2,427,092	12,050,877	8.8
At book value without adjustment (minimal or no charge)	103,466,826	—	103,466,826	76.1
Not subject to discretionary withdrawal	20,460,765	36,801	20,497,566	15.1

Gross total	133,551,376	2,463,893	136,015,269	100.0%

Reinsurance ceded	93,135,869	—	93,135,869

Net total	$40,415,507	$2,463,893	$42,879,400

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$15,737,816	$—	$15,737,816	8.9%
At book value without adjustment (minimal or no charge)	523,301	—	523,301	0.3
Not subject to discretionary withdrawal	161,108,279	—	161,108,279	90.8

Gross total	177,369,396	—	177,369,396	100.0%

Reinsurance ceded	470,971	—	470,971

Net total	$176,898,425	$—	$176,898,425

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$2,419,190	$—	$2,419,190	4.3%
At fair value	—	47,723,671	47,723,671	84.0

Total with adjustment or at fair value	2,419,190	47,723,671	50,142,861	88.3
At book value without adjustment (minimal or no charge)	3,547,568	—	3,547,568	6.2
Not subject to discretionary withdrawal	3,138,992	—	3,138,992	5.5

Gross and net total	$9,105,750	$47,723,671	$56,829,421	100.0%

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

As of December 31, 2024 and 2023, there were no annuity or deposit-type contract reserves included in book value less current surrender charge of 5% or more that will move book value without adjustment for the first time within the year after the statutory-basis financial date. There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2024 and 2023.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NYDFS and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2024	2023
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$245,672,000	$216,876,156
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	424,171	437,776
Exhibit 7, Deposit—type Contracts, Line 14—net total	6,159,132	9,105,750

Subtotal	252,255,303	226,419,682

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	2,473,573	2,463,893
Page 3, Line 2, Column 3—Other Contract Deposit Funds	—	47,723,671

Total	$254,728,876	$276,607,246

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2024	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$686,586	$909,471
Universal life	32,505,743	32,516,758	33,533,120
Universal life with secondary guarantees	193,097,576	199,908,903	451,862,510
Indexed universal life with secondary guarantees	3,132,823	2,665,876	2,799,968
Other permanent cash value life insurance	—	179,679,268	220,581,882
Variable universal life	504,614	504,614	504,632
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	93,850,287
Accidental death benefits	N/A	N/A	259,095
Disability—active lives	N/A	N/A	1,373,763
Disability—disabled lives	N/A	N/A	6,064,012
Miscellaneous reserves	N/A	N/A	86,060,827

Gross total	229,240,756	415,962,005	897,799,567
Reinsurance ceded	2,925,333	2,578,268	35,458,592
Net total	$226,315,423	$413,383,737	$862,340,975

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,452,964	$1,452,964	$1,452,964

2023	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$697,189	$996,611
Universal life	34,070,448	34,078,920	35,105,851
Universal life with secondary guarantees	200,357,852	200,177,800	435,139,793
Indexed universal life with secondary guarantees	3,040,467	2,447,601	2,653,618
Other permanent cash value life insurance	—	169,791,907	208,317,892
Variable universal life	492,838	492,822	492,838
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	94,843,736
Accidental death benefits	N/A	N/A	251,169
Disability—active lives	N/A	N/A	1,363,439
Disability—disabled lives	N/A	N/A	5,611,436
Miscellaneous reserves	N/A	N/A	106,379,414

Gross total	237,961,605	407,686,239	891,155,797
Reinsurance ceded	2,906,120	2,457,865	35,751,951

Net total	$235,055,485	$405,228,374	$855,403,846

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,335,284	$1,335,284	$1,335,280

As of December 31, 2024 and 2023, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2024 and 2023.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2024	2023
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section—net total	$772,519,317	$744,543,743
Exhibit 5, Accidental Death Benefits section—net total	259,083	251,159
Exhibit 5, Disability—Active Lives section—net total	1,373,705	1,363,390
Exhibit 5, Disability—Disabled Lives section—net total	2,834,027	2,945,636
Exhibit 5, Miscellaneous Reserves section—net total	85,354,843	106,299,918

Subtotal	862,340,975	855,403,846
Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	1,452,964	1,335,280

Total	$863,793,939	$856,739,126

13.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first—year business	$4,446,985	$103,460	$4,126,247	$96,206
Ordinary renewal	20,688,699	14,417,846	20,000,837	13,938,682
Group life	(2,229,769)	(2,264,309)	(1,826,070)	(1,857,015)

Total	$22,905,915	$12,256,997	$22,301,014	$12,177,873

14.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2024	2023
Fund B—Variable universal life	N.Y.ISC. LAW Article 42 Section 4240	$1,452,964	$1,335,286
Fund C—Variable annuity	N.Y.ISC. LAW Article 42 Section 4240	2,477,597	2,467,393
Fund K—401k	N.Y.ISC. LAW Article 42 Section 4240	—	47,789,748

Total		$3,930,561	$51,592,427

Effective July 1, 2024, the Company sold its 401(k) record keeping business resulting in the termination of all 401(k) Plans’ contracts. Separate Account K assets and liabilities were reduced by $52,224,528 and general account guaranteed interest contracts were reduced by $2,971,786 as a result of the 401(k) Plan terminations. The Company recognized a gain from the sale of the recordkeeping business of $187,500 within realized capital gain (losses) on the statutory statements of operations.

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2024	2023
Premiums, considerations, and deposits	$8,570,594	$12,491,362

Reserves subject to discretionary withdrawal—fair value	$3,887,730	$51,486,043
Reserves not subject to discretionary withdrawal—fair value	38,808	36,801

Total reserves by withdrawal characteristics	$3,926,538	$51,522,844

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$72,610	$102,230
Transfers from separate accounts	(420,354)	(898,383)

Net transfers of the general account	(347,744)	(796,153)
Reinsurance of separate account business	347,744	796,153

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2024 and 2023.

15.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2024 through April 3, 2025, the date these statutory financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the statutory financial statements.

******

SUPPLEMENTAL SCHEDULES

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Investment income earned:
U.S. government bonds	$909,514
Other bonds (unaffiliated)	46,773,688
Bonds of affiliates	—
Preferred stocks (unaffiliated)	57,784
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	1,620,224
Real estate	—
Contract loans	1,965,916
Cash	339,882
Short—term investments	994,080
Other invested assets	482,967
Derivative instruments	—
Aggregate write—ins for investment income	18,635

Gross investment income	$53,162,690

Real estate owned—book value less encumbrances	$—

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	35,737,667

Total mortgage loans	$35,737,667

Mortgage loans by standing—book value:
Good standing	$35,737,667

Good standing with restructured terms	$—

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long—term assets—statement value	$11,777,300

Collateral loans	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$—

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$33,832,430
Over 1 year and through 5 years	170,250,437
Over 5 years through 10 years	149,026,744
Over 10 years through 20 years	342,286,959
Over 20 years	430,400,981
No maturity date	—

Total by maturity	$1,125,797,551

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$705,261,453
NAIC 2	417,974,884
NAIC 3	1,297,114
NAIC 4	1,000,000
NAIC 5	264,100
NAIC 6	—

Total by NAIC designation	$1,125,797,551

Total bonds publicly traded	$678,688,981

Total bonds privately placed	$447,108,570

Preferred stocks—book value	$—

Common stocks—market value	$—

Short—term investments—book value	$—

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$—

Future contracts open—current value	$—

Cash on deposit	$55,259,730

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Gross life insurance in force (in thousands):
Industrial	$—

Ordinary	$8,522,957

Credit life	$—

Group life	$14,640,711

Amount of accidental death insurance in force under ordinary policies (in thousands):	$121,665

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$400,003

Credit life	$—

Group life	$14,187,414

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$3,358,179

Income payable	$59,460

Ordinary—involving life contingencies:
Income payable	$47,712

Group—not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Annuities:
Ordinary—immediate:
Income payable	$3,623,385

Ordinary—deferred:
Fully paid account balance	$22,755,273

Not fully paid account balance	$68,823,345

Group:
Income payable	$15,709,915

Fully paid account balance	$41,991,451

Not fully paid account balance	$358,055

Accident and health insurance—premiums in force:
Other	$—

Group	$—

Credit	$—

Deposit funds:
Account balance	$2,400,822

Dividend accumulations:
Account balance	$227,083

Claim payments 2024:
Group accident and health—year ended December 31, 2024:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

2019 and prior	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Claim payments 2024 (continued):
Other accident and health—year ended December 31, 2024:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

2019 and prior	$—

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2024:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

2019 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	19,736,175	1.557	19,736,175	0	19,736,175	1.557
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	0	0.000	0	0	0	0.000
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	15,493,082	1.222	15,493,082	0	15,493,082	1.222
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	157,687,268	12.439	157,687,268	0	157,687,268	12.439
1.06 Industrial and miscellaneous	929,382,371	73.312	929,382,371	0	929,382,371	73.313
1.07 Hybrid securities	3,498,655	0.276	3,498,655	0	3,498,655	0.276
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	1,125,797,551	88.806	1,125,797,551	0	1,125,797,551	88.807
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	0	0.000	0	0	0	0.000
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	35,737,667	2.819	35,737,667	0	35,737,667	2.819
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	35,737,667	2.819	35,737,667	0	35,737,667	2.819
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	55,259,730	4.359	55,259,730	0	55,259,730	4.359
6.02 Cash equivalents (Schedule E, Part 2)	0	0.000	0	0	0	0.000
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	55,259,730	4.359	55,259,730	0	55,259,730	4.359
7. Contract loans	38,975,791	3.075	38,962,871	0	38,962,871	3.074
8. Derivatives (Schedule DB)	0	0.000	0	0	0	0.000
9. Other invested assets (Schedule BA)	11,777,299	0.929	11,777,299	0	11,777,299	0.929
10. Receivables for securities	155,580	0.012	155,580	0	155,580	0.012
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000

13. Total invested assets	1,267,703,618	100.000	1,267,690,698	0	1,267,690,698	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2024

(To Be Filed by April 1)

Of The Companion Life Insurance Company
ADDRESS (City, State and Zip Code) Melville, NY 11747
NAIC Group Code 0261	NAIC Company Code 62243	Federal Employer’s Identification Number (FEIN) 13-1595128

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1. Reporting entity’s total admitted assets as reported on Page 2 of this annual statement	$1,310,671,022

2. Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal National Mortgage Association	CMO, MBS	$39,139,394	3.0%
2.02	University of California	Municipal	$13,055,693	1.0%
2.03	Federal Home Loan Mortgage Corporation	CMO	$12,418,623	0.9%
2.04	Apple Inc.	Bonds	$11,998,945	0.9%
2.05	Temasek Financial (I) Limited	Bonds	$9,888,233	0.8%
2.06	The Goldman Sachs Group, Inc.	Bonds	$9,762,144	0.7%
2.07	Norfolk Southern Corporation	Bonds	$9,681,460	0.7%
2.08	Microsoft Corporation	Bonds	$9,567,981	0.7%
2.09	The Port Authority of New York and New Jersey	Municipal	$9,220,533	0.7%
2.10	Henry Schein Inc	Bonds	$8,500,000	0.6%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$705,261,453	53.8%	3.07	NAIC 1	$0	0.0%
3.02	NAIC 2	$417,974,884	31.9%	3.08	NAIC 2	$0	0.0%
3.03	NAIC 3	$1,297,114	0.1%	3.09	NAIC 3	$0	0.0%
3.04	NAIC 4	$1,000,000	0.1%	3.10	NAIC 4	$0	0.0%
3.05	NAIC 5	$264,100	0.0%	3.11	NAIC 5	$0	0.0%
3.06	NAIC 6	$0	0.0%	3.12	NAIC 6	$0	0.0%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$114,288,053	8.7%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$114,288,053	8.7%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$0	0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: Australia	$38,451,920	2.9%
6.02	Country 2: United Kingdom	$18,073,639	1.4%
	Countries designated NAIC - 2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	$0	0.0%
6.06	Country 2:	$0	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	Temasek Financial (I) Limited	1FE	$9,888,233	0.8%
10.02	Takeda Pharmaceutical Company Limited	2FE	$5,789,019	0.4%
10.03	Coöperatieve Rabobank U.A.	2FE	$4,599,089	0.4%
10.04	Commonwealth Bank of Australia	1FE	$4,233,373	0.3%
10.05	Stockland Trust Management Limited	1FE	$4,000,000	0.3%
10.06	Transurban Queensland Finance Pty Ltd	2FE	$4,000,000	0.3%
10.07	Shell International Finance B.V.	1FE	$3,090,370	0.2%
10.08	Ellevio AB (publ)	2FE	$3,000,000	0.2%
10.09	BASF SE	1FE	$3,000,000	0.2%
10.10	Compass Group PLC	1	$3,000,000	0.2%

SUPPLEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)

16.02	Commercial – ROSECRANS BUILDING PARTNERSHIP LP	$1,984,584	0.2%
16.03	Commercial – DEER SPRINGS VILLAGE LLC	$1,832,526	0.1%
16.04	Commercial – CVOP ASSOCIATES LLC	$1,371,645	0.1%
16.05	Commercial – BHN LLC	$1,286,854	0.1%
16.06	Commercial – CE VERNON LLC	$1,272,962	0.1%
16.07	Commercial – WEST HAVEN PROPERTY DEVELOPMENT LLC	$1,272,962	0.1%
16.08	Commercial – 310 SOUTH MAIN LLC	$1,211,542	0.1%
16.09	Commercial – SUNSET LAND COMPANY LLC	$1,155,733	0.1%
16.10	Commercial – PRICE CALIFORNIA AVENUE LLC	$1,154,446	0.1%
16.11	Commercial – REP D – 2032 LLC	$1,150,964	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$35,737,667	2.7%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? Yes ☒ No ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE Companion Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End			At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$0	0.0%	$0	$0	$0
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

Companion Life

Separate Account B

Financial Statements as of December 31, 2024, and

for each of the Periods Presented in the Years Ended

December 31, 2024 and 2023, and Report of

Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Companion Life Insurance Company

Hauppauge, New York

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts of Companion Life Separate Account B (the “Account”) listed in Note 2 as of December 31, 2024; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 2 constituting the Account as of December 31, 2024, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Companion Life Separate Account B	Financial Highlights
Federated – Fund for U.S. Government Securities II	For the period January 1, 2021 to June 1, 2021 and the year ended December 31, 2020

Fidelity – VIP Mid-Cap 2	For the period October 28, 2021 to December 31, 2021 and years ended December 31, 2024, 2023 and 2022

MFS – High Yield Series	For the period January 1, 2023 to January 6, 2023 and years ended December 31, 2022, 2021, and 2020

MFS – Research Series	For the period January 1, 2021 to June 7, 2021 and the year ended December 31, 2020

Pioneer – Fund VCT	For the period January 1, 2021 to June 7, 2021 and the year ended December 31, 2020

Pioneer – Real Estate Shares VCT	For the period January 1, 2023 to April 28, 2023 and years ended December 31, 2022, 2021, and 2020

DWS – Global Opportunities	For the period January 1, 2022 to April 21, 2022 and years ended December 31, 2021, and 2020

DWS – International	For the period January 1, 2023 to January 6, 2023 and years ended December 31, 2022, 2021, and 2020

T. Rowe Price – Moderate Allocation	For the period January 1, 2021 to June 7, 2021 and the year ended December 31, 2020

Morgan Stanley – VIF Core Plus Fixed Income	For the period January 1, 2023 to July 28, 2023 and years ended December 31, 2022, 2021, and 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska

April 3, 2025

We have served as the auditor of the Account since 1997.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2024

NET ASSETS	Cost	Fair Value	Shares
Investments:
Alger:
American Growth	$37,944	$55,509	622
American Small Capitalization	58	42	2
Federated:
Government Money Fund II	143,722	143,722	143,722
Fidelity:
VIP Contrafund	44,791	73,073	1,261
VIP Equity Income	62	72	3
VIP Index 500	100,391	240,561	422
VIP Mid-Cap 2	8,856	8,530	240
MFS:
Core Equity Portfolio	177,875	225,195	7,124
Emerging Growth Series	7,145	7,990	109
Pioneer:
Equity Income VCT	69	51	4
Mid Cap Value VCT	252,116	216,657	18,939
DWS:
Small Cap Index VIP	77	76	5
T. Rowe Price:
Equity Income	191,791	213,207	7,499
International Stock	205,730	212,131	14,180
Limited-Term Bond	3,159	3,162	674
All-Cap Opportunities	141	174	5
Morgan Stanley:
VIF Emerging Markets Equity	52,376	52,813	3,847

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Alger				Federated
	American Growth		American Small Capitalization		Government Money Fund II
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$—	$—	$—	$—	$6,206	$2,756
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	114	(37)	(1)	(3,227)	—	—
Net realized gain distributions	—	—	—	—	—	—

Net realized gains (losses)	114	(37)	(1)	(3,227)	—	—

Change in unrealized appreciation (depreciation) during the year	16,532	9,510	4	3,313	—	—

Increase (decrease) in net assets from operations	16,646	9,473	3	86	6,206	2,756

Contract transactions:
Payments received from contract owners	825	825	—	—	9,340	6,545
Transfers between subaccounts (including fixed account), net	—	58	—	—	12,996	125,259
Transfers for contract benefits and terminations	(43)	(43)	—	(4,623)	(3,317)	(289)
Contract maintenance charges	(557)	(485)	(1)	(1)	(11,079)	(4,725)

Net increase (decrease) in net assets from contract transactions	225	355	(1)	(4,624)	7,940	126,790

Total increase (decrease) in net assets	16,871	9,828	2	(4,538)	14,146	129,546
Net assets at beginning of year	38,638	28,810	40	4,578	129,576	30

Net assets at end of year	$55,509	$38,638	$42	$40	$143,722	$129,576

Accumulation units:
Purchases	9	13	—	—	11,377	83,516
Withdrawals	(6)	(7)	—	(108)	(6,556)	(2,707)

Net increase (decrease) in units outstanding	3	6	—	(108)	4,821	80,809
Units outstanding at beginning of year	506	500	1	109	80,828	19

Units outstanding at end of year	509	506	1	1	85,649	80,828

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Fidelity
	VIP Contrafund		VIP Equity Income		VIP Index 500
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$129	$261	$1	$1	$2,967	$2,971
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	2,237	1,293	—	—	21,165	16,694
Net realized gain distributions	8,186	1,896	4	2	140	1,796

Net realized gains (losses)	10,423	3,189	4	2	21,305	18,490

Change in unrealized appreciation (depreciation) during the year	8,739	11,970	4	3	27,501	25,031

Increase (decrease) in net assets from operations	19,291	15,420	9	6	51,773	46,492

Contract transactions:
Payments received from contract owners	—	—	—	—	11,427	13,907
Transfers between subaccounts (including fixed account), net	—	—	—	—	(14,931)	(1,357)
Transfers for contract benefits and terminations	—	—	—	—	(14,503)	(19,265)
Contract maintenance charges	(5,104)	(4,935)	(1)	(2)	(13,459)	(12,258)

Net increase (decrease) in net assets from contract transactions	(5,104)	(4,935)	(1)	(2)	(31,466)	(18,973)

Total increase (decrease) in net assets	14,187	10,485	8	4	20,307	27,519
Net assets at beginning of year	58,886	48,401	64	60	220,254	192,735

Net assets at end of year	$73,073	$58,886	$72	$64	$240,561	$220,254

Accumulation units:
Purchases	—	—	—	—	69	215
Withdrawals	(37)	(49)	—	—	(408)	(496)

Net increase (decrease) in units outstanding	(37)	(49)	—	—	(339)	(281)
Units outstanding at beginning of year	505	554	1	1	2,702	2,983

Units outstanding at end of year	468	505	1	1	2,363	2,702

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Fidelity (continued) MFS
	VIP Mid-Cap 2		Core Equity Portfolio		Emerging Growth Series
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$28	$18	$1,294	$1,027	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	75	(182)	5,148	846	213	(153)
Net realized gain distributions	1,038	130	9,416	9,164	512	269

Net realized gains (losses)	1,113	(52)	14,564	10,010	725	116

Change in unrealized appreciation (depreciation) during the year	(176)	612	24,119	29,265	757	863

Increase (decrease) in net assets from operations	965	578	39,977	40,302	1,482	979

Contract transactions:
Payments received from contract owners	4,600	2,400	8,818	11,531	4,600	2,400
Transfers between subaccounts (including fixed account), net	—	—	(10,302)	(4,007)	—	—
Transfers for contract benefits and terminations	(197)	(114)	(11,595)	(15,273)	(197)	(114)
Contract maintenance charges	(1,613)	(1,464)	(10,282)	(9,547)	(2,015)	(1,543)

Net increase (decrease) in net assets from contract transactions	2,790	822	(23,361)	(17,296)	2,388	743

Total increase (decrease) in net assets	3,755	1,400	16,616	23,006	3,870	1,722
Net assets at beginning of year	4,775	3,375	208,579	185,573	4,120	2,398

Net assets at end of year	$8,530	$4,775	$225,195	$208,579	$7,990	$4,120

Accumulation units:
Purchases	46	29	47	128	37	27
Withdrawals	(17)	(19)	(296)	(364)	(17)	(18)

Net increase (decrease) in units outstanding	29	10	(249)	(236)	20	9
Units outstanding at beginning of year	55	45	2,464	2,700	42	33

Units outstanding at end of year	84	55	2,215	2,464	62	42

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MFS (continued) Pioneer
	High Yield Series		Equity Income VCT		Mid Cap Value VCT
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$—	$—	$1	$1	$3,998	$3,635
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	(1,205)	(1)	(2,041)	(3,663)	(6,675)
Net realized gain distributions	—	—	9	3	12,272	21,117

Net realized gains (losses)	—	(1,205)	8	(2,038)	8,609	14,442

Change in unrealized appreciation (depreciation) during the year	—	1,432	(4)	2,201	9,432	5,392

Increase (decrease) in net assets from operations	—	227	5	164	22,039	23,469

Contract transactions:
Payments received from contract owners	—	—	—	—	8,817	11,532
Transfers between subaccounts (including fixed account), net	—	—	—	—	2,406	4,149
Transfers for contract benefits and terminations	—	(7,829)	—	(7,707)	(10,987)	(20,941)
Contract maintenance charges	—	—	(2)	(2)	(9,887)	(9,301)

Net increase (decrease) in net assets from contract transactions	—	(7,829)	(2)	(7,709)	(9,651)	(14,561)

Total increase (decrease) in net assets	—	(7,602)	3	(7,545)	12,388	8,908
Net assets at beginning of year	—	7,602	48	7,593	204,269	195,361

Net assets at end of year	$—	$—	$51	$48	$216,657	$204,269

Accumulation units:
Purchases	—	—	—	—	129	207
Withdrawals	—	(241)	—	(157)	(248)	(411)

Net increase (decrease) in units outstanding	—	(241)	—	(157)	(119)	(204)
Units outstanding at beginning of year	—	241	1	158	2,706	2,910

Units outstanding at end of year	—	—	1	1	2,587	2,706

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Pioneer (continued) DWS
	Real Estate Shares VCT		International		Small Cap Index VIP
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$—	$142	$—	$—	$1	$1
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	(21,239)	—	(258)	—	—
Net realized gain distributions	—	1,717	—	—	2	2

Net realized gains (losses)	—	(19,522)	—	(258)	2	2

Change in unrealized appreciation (depreciation) during the year	—	19,191	—	440	5	8

Increase (decrease) in net assets from operations	—	(189)	—	182	8	11

Contract transactions:
Payments received from contract owners	—	276	—	—	—	—
Transfers between subaccounts (including fixed account), net	—	(21,066)	—	—	—	—
Transfers for contract benefits and terminations	—	(4,977)	—	(5,341)	—	—
Contract maintenance charges	—	(79)	—	—	(3)	(3)

Net increase (decrease) in net assets from contract transactions	—	(25,846)	—	(5,341)	(3)	(3)

Total increase (decrease) in net assets	—	(26,035)	—	(5,159)	5	8
Net assets at beginning of year	—	26,035	—	5,159	71	63

Net assets at end of year	$—	$—	$—	$—	$76	$71

Accumulation units:
Purchases	—	4	—	—	—	—
Withdrawals	—	(415)	—	(303)	—	—

Net increase (decrease) in units outstanding	—	(411)	—	(303)	—	—
Units outstanding at beginning of year	—	411	—	303	1	1

Units outstanding at end of year	—	—	—	—	1	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	T. Rowe Price
	Equity Income		International Stock		Limited-Term Bond
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$3,881	$3,893	$2,057	$1,983	$130	$97
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	2,804	1,900	1,297	(777)	(7)	(338)
Net realized gain distributions	13,868	8,269	5,323	—	—	—

Net realized gains (losses)	16,672	10,169	6,620	(777)	(7)	(338)

Change in unrealized appreciation (depreciation) during the year	2,638	3,885	(2,060)	29,416	28	405

Increase (decrease) in net assets from operations	23,191	17,947	6,617	30,622	151	164

Contract transactions:
Payments received from contract owners	8,794	11,522	9,490	12,191	2,430	2,430
Transfers between subaccounts (including fixed account), net	(668)	7,806	9,025	(3,749)	107	124
Transfers for contract benefits and terminations	(11,160)	(15,480)	(11,154)	(19,395)	(98)	(5,209)
Contract maintenance charges	(9,954)	(9,246)	(10,463)	(10,039)	(2,470)	(2,293)

Net increase (decrease) in net assets from contract transactions	(12,988)	(5,398)	(3,102)	(20,992)	(31)	(4,948)

Total increase (decrease) in net assets	10,203	12,549	3,515	9,630	120	(4,784)
Net assets at beginning of year	203,004	190,455	208,616	198,986	3,042	7,826

Net assets at end of year	$213,207	$203,004	$212,131	$208,616	$3,162	$3,042

Accumulation units:
Purchases	78	250	436	397	108	114
Withdrawals	(261)	(335)	(545)	(1,177)	(109)	(347)

Net increase (decrease) in units outstanding	(183)	(85)	(109)	(780)	(1)	(233)
Units outstanding at beginning of year	3,063	3,148	7,177	7,957	137	370

Units outstanding at end of year	2,880	3,063	7,068	7,177	136	137

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	T. Rowe Price (Contintued)		Morgan Stanley
	All-Cap Opportunities		VIF Emerging Markets Equity		VIF Core Plus Fixed Income
	2024	2023	2024	2023	2024	2023
Income:
Dividends	$—	$—	$719	$757	$—	$4,643
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1	—	13	(781)	—	(30,464)
Net realized gain distributions	19	9	—	819	—	—

Net realized gains (losses)	20	9	13	38	—	(30,464)

Change in unrealized appreciation (depreciation) during the year	15	24	3,172	5,083	—	29,049

Increase (decrease) in net assets from operations	35	33	3,904	5,878	—	3,228

Contract transactions:
Payments received from contract owners	—	—	2,268	3,187	—	6,645
Transfers between subaccounts (including fixed account), net	—	—	1,216	1,050	—	(107,626)
Transfers for contract benefits and terminations	—	—	(3,152)	(7,715)	—	(13,926)
Contract maintenance charges	(5)	(5)	(2,583)	(2,428)	—	(5,725)

Net increase (decrease) in net assets from contract transactions	(5)	(5)	(2,251)	(5,906)	—	(120,632)

Total increase (decrease) in net assets	30	28	1,653	(28)	—	(117,404)
Net assets at beginning of year	144	116	51,160	51,188	—	117,404

Net assets at end of year	$174	$144	$52,813	$51,160	$—	$—

Accumulation units:
Purchases	—	—	71	106	—	215
Withdrawals	—	—	(134)	(283)	—	(4,899)

Net increase (decrease) in units outstanding	—	—	(63)	(177)	—	(4,684)
Units outstanding at beginning of year	1	1	1,474	1,651	—	4,684

Units outstanding at end of year	1	1	1,411	1,474	—	—

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

1.	NATURE OF OPERATIONS

Companion Life Separate Account B (the “Separate Account”) was established by Companion Life Insurance Company (“Companion”) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which are part of Companion’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2024 or 2023 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Market Fund II Portfolio (“Government Money Fund II”)

Fidelity

Fidelity Variable Insurance Products Fund

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity VIP III Mid-Cap - Service Class 2 (“VIP Mid-Cap 2”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS VIT II High Yield - Initial Class (“High Yield Series”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

Pioneer Real Estate Shares VCT Portfolio Class I (“Real Estate Shares VCT”)

DWS

DWS Variable Series I

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

These subaccounts are available but are not shown on the statements due to not having any activity in 2024 and 2023:

Federated Hermes Fund for U.S. Government Securities II Portfolio (“Fund for U.S. Government Securities II”)

MFS VIT II Income Initial Class (“Income Series II”)

MFS Research Series Portfolio Initial Class (“Research Series”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

DWS Global Opportunities VIP Class B (“Global Opportunities”)

DWS Growth and Income VIP Class B (“Growth and Income”)

Effective April 28, 2023, “Pioneer Real Estate Shares VCT Portfolio Class I” was no longer available for investment. Assets were transferred to Federated Hermes Government Money Fund II (“Government Money Fund II”)

Effective July 28, 2023, “Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I” was no longer available for investment. Assets were transferred to Federated Hermes Government Money Fund II (“Government Money Fund II”)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and Companion Life Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of Companion, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2024, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate a daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Segment Reporting - The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the subaccount’s financial position or results of operations. Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Companion to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Chief Financial Officer of the sponsoring company as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies (included in this note). The measure of segment assets is reported on the statement of net assets as net assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant principle expenses and the existing segment requirements as of December 31, 2024 and for the year ended December 31, 2024 and December 31, 2023. All assets and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

Subsequent Events - Subsequent events have been evaluated through April 3, 2025, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce, and is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal, or if the contract’s current specified amount of insurance coverage is decreased, Companion may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class, and duration the contract has been inforce.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer fee is deducted from the amount transferred on the date of the transfer.

Administrative Charges - Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels. Companion also deducts an administrative charge on each monthly deduction date of $7. This charge is assessed through the redemption of units.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2024, were as follows:

	Purchases	Sales
Alger
American Growth	$782	$557
American Small Capitalization	—	1

Federated
Government Money Fund II	18,703	10,763

Fidelity
VIP Contrafund	—	5,104
VIP Equity Income	—	1
VIP Index 500	6,375	37,841
VIP Mid-Cap 2	4,404	1,614

MFS
Core Equity Portfolio	4,386	27,747
Emerging Growth Series	4,403	2,015

Pioneer
Equity Income VCT	—	2
Mid Cap Value VCT	10,054	19,705

DWS
Small Cap Index VIP	—	3

T. Rowe Price
Equity Income	5,651	18,639
International Stock	13,430	16,532
Limited-Term Bond	2,438	2,469
All-Cap Opportunities	—	5

Morgan Stanley
VIF Emerging Markets Equity	2,662	4,913

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

Companion has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”), whose affiliate Zinnia Corporate Holdings, LLC (“Zinnia”) performs administrative functions on behalf of Companion with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

Companion has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain Companion rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge Companion from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
				Investment
				Income	Expense
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Total Return***
Alger
American Growth - 2024	509	$109.16	$55,509	0.00%	0.00%	42.90%
American Growth - 2023	506	76.39	38,638	0.00%	0.00%	32.67%
American Growth - 2022	500	57.58	28,810	0.00%	0.00%	-38.66%
American Growth - 2021	501	93.87	47,019	0.00%	0.00%	11.84%
American Growth - 2020	500	83.93	41,938	0.18%	0.00%	67.03%

American Small Capitalization - 2024	1	52.93	42	0.00%	0.00%	8.13%
American Small Capitalization - 2023	1	48.95	40	0.00%	0.00%	16.49%
American Small Capitalization - 2022	109	42.02	4,578	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	85	67.79	5,751	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	91	72.16	6,578	0.89%	0.00%	67.15%

Federated
Government Money Fund II - 2024	85,649	1.68	143,722	4.54%	0.00%	5.00%
Government Money Fund II - 2023	80,828	1.60	129,576	4.25%	0.00%	4.58%
Government Money Fund II - 2022	19	1.53	30	0.00%	0.00%	0.66%
Government Money Fund II - 2021	20	1.52	31	0.00%	0.00%	0.00%
Government Money Fund II - 2020	83	1.52	126	0.00%	0.00%	0.66%

Fund for U.S. Government Securities II - 2024	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2023	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2022	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2021 - January 1, 2021 to June 1, 2021	—	25.49	—	18.18%	0.00%	-1.66%
Fund for U.S. Government Securities II - 2020	1	25.92	22	6.25%	0.00%	5.19%

Fidelity
VIP Contrafund - 2024	468	156.11	73,073	0.20%	0.00%	33.78%
VIP Contrafund - 2023	505	116.69	58,886	0.49%	0.00%	33.45%
VIP Contrafund - 2022	554	87.44	48,401	0.45%	0.00%	-26.31%
VIP Contrafund - 2021	606	118.66	71,938	0.06%	0.00%	27.83%
VIP Contrafund - 2020	647	92.83	60,068	0.24%	0.00%	30.56%

VIP Equity Income - 2024	1	68.98	72	1.47%	0.00%	15.35%
VIP Equity Income - 2023	1	59.80	64	1.61%	0.00%	10.66%
VIP Equity Income - 2022	1	54.04	60	1.59%	0.00%	-4.96%
VIP Equity Income - 2021	1	56.86	66	1.65%	0.00%	24.88%
VIP Equity Income - 2020	1	45.53	55	1.83%	0.00%	6.70%

VIP Index 500 - 2024	2,363	101.82	240,561	1.29%	0.00%	24.90%
VIP Index 500 - 2023	2,702	81.52	220,254	1.44%	0.00%	26.19%
VIP Index 500 - 2022	2,983	64.60	192,735	1.41%	0.00%	-18.22%
VIP Index 500 - 2021	2,998	78.99	236,806	1.27%	0.00%	28.59%
VIP Index 500 - 2020	3,212	61.43	197,339	1.59%	0.00%	18.23%

VIP Mid-Cap 2 - 2024	84	101.53	8,530	0.42%	0.00%	17.17%
VIP Mid-Cap 2 - 2023	55	86.65	4,775	0.44%	0.00%	14.80%
VIP Mid-Cap 2 - 2022	45	75	3,375	0.32%	0.00%	-14.96%
VIP Mid-Cap 2 - 2021 - October 28, 2021 to December 31, 2021	32	89	2,863	0.70%	0.00%	1.54%
VIP Mid-Cap 2 - 2020	—	—	—	0.00%	0.00%	0.00%

MFS
Core Equity Portfolio 2024	2,215	101.66	225,195	0.60%	0.00%	20.11%
Core Equity Portfolio 2023	2,464	84.64	208,579	0.52%	0.00%	23.15%
Core Equity Portfolio 2022	2,700	68.73	185,573	0.31%	0.00%	-17.27%
Core Equity Portfolio 2021	2,673	83.08	222,078	0.45%	0.00%	25.31%
Core Equity Portfolio 2020	2,855	66.30	189,278	0.70%	0.00%	18.71%

Emerging Growth Series - 2024	62	129.11	7,990	0.00%	0.00%	31.46%
Emerging Growth Series - 2023	42	98.21	4,120	0.00%	0.00%	35.87%
Emerging Growth Series - 2022	33	72.28	2,398	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	23	105.73	2,479	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	1	85.59	119	0.00%	0.00%	31.86%

	At December 31			For the years ended December 31****
				Investment
				Income	Expense
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Total Return***
MFS (cont’d)
High Yield Series - 2024	—	$—	$—	0.00%	0.00%	0.00%
High Yield Series - 2023 - January 1, 2023 to January 6, 2023	—	32.15	—	0.00%	0.00%	2.13%
High Yield Series - 2022	241	31.48	7,602	5.22%	0.00%	-10.52%
High Yield Series - 2021	275	35.18	9,683	5.12%	0.00%	3.47%
High Yield Series - 2020	254	34.00	8,638	5.29%	0.00%	5.10%

Research Series - 2024	—	—	—	0.00%	0.00%	0.00%
Research Series - 2023	—	—	—	0.00%	0.00%	0.00%
Research Series - 2022	—	—	—	0.00%	0.00%	0.00%
Research Series - 2021 - January 1, 2021 to June 7, 2021	—	63.43	—	0.00%	0.00%	12.68%
Research Series - 2020	2	56.29	120	1.40%	0.00%	16.59%

Pioneer
Equity Income VCT - 2024	1	57.12	51	2.02%	0.00%	10.98%
Equity Income VCT - 2023	1	51.47	48	0.03%	0.00%	7.16%
Equity Income VCT - 2022	158	48.03	7,593	1.44%	0.00%	-7.94%
Equity Income VCT - 2021	188	52.17	9,811	1.25%	0.00%	25.32%
Equity Income VCT - 2020	209	41.63	8,683	2.21%	0.00%	-0.26%

Fund VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2023	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2022	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2021 - January 1, 2021 to June 7, 2021	—	43.61	—	0.00%	0.00%	15.52%
Fund VCT - 2020	10	37.75	360	0.93%	0.00%	23.93%

Mid Cap Value VCT - 2024	2,587	83.75	216,657	1.90%	0.00%	10.94%
Mid Cap Value VCT - 2023	2,706	75.49	204,269	1.82%	0.00%	12.45%
Mid Cap Value VCT - 2022	2,910	67.13	195,361	2.02%	0.00%	-5.64%
Mid Cap Value VCT - 2021	3,207	71.14	228,122	0.99%	0.00%	29.68%
Mid Cap Value VCT - 2020	3,535	54.86	193,952	1.11%	0.00%	2.12%

Real Estate Shares VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - 2023 - January 1, 2023 to April 28, 2023	—	62.76	—	1.09%	0.00%	-1.03%
Real Estate Shares VCT - 2022	411	63.41	26,035	1.93%	0.00%	-30.84%
Real Estate Shares VCT - 2021	399	91.68	36,625	1.08%	0.00%	41.05%
Real Estate Shares VCT - 2020	408	65.00	26,506	1.57%	0.00%	-7.34%

DWS
Global Opportunities - 2024	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - 2023	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - 2022 - January 1, 2022 - April 21, 2022	—	56.08	—	0.00%	0.00%	-10.96%
Global Opportunities - 2021	2	62.98	114	0.00%	0.00%	14.66%
Global Opportunities - 2020	4	54.93	203	0.52%	0.00%	16.92%

International - 2024	—	—	—	0.00%	0.00%	0.00%
International - 2023 - January 1, 2023 to January 6, 2023	—	17.59	—	0.00%	0.00%	3.23%
International - 2022	303	17.04	5,159	2.86%	0.00%	-13.15%
International - 2021	331	19.62	6,502	2.42%	0.00%	9.24%
International - 2020	338	17.96	6,064	2.95%	0.00%	2.57%

Small Cap Index VIP - 2024	1	55.27	76	1.36%	0.00%	11.14%
Small Cap Index VIP - 2023	1	49.73	71	1.49%	0.00%	16.76%
Small Cap Index VIP - 2022	1	42.59	63	1.38%	0.00%	-20.64%
Small Cap Index VIP - 2021	2	53.67	82	1.27%	0.00%	14.51%
Small Cap Index VIP - 2020	2	46.87	75	1.43%	0.00%	19.44%

	At December 31			For the years ended December 31****
				Investment
				Income	Expense
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Total Return***
T. Rowe Price
Equity Income - 2024	2,880	$74.03	$213,207	1.86%	0.00%	11.71%
Equity Income - 2023	3,063	66.27	203,004	1.98%	0.00%	9.54%
Equity Income - 2022	3,148	60.50	190,455	1.82%	0.00%	-3.34%
Equity Income - 2021	3,498	62.59	218,928	1.63%	0.00%	25.53%
Equity Income - 2020	3,831	49.86	191,002	2.10%	0.00%	1.20%

International Stock - 2024	7,068	30.01	212,131	0.98%	0.00%	3.23%
International Stock - 2023	7,177	29.07	208,616	0.97%	0.00%	16.23%
International Stock - 2022	7,957	25.01	198,986	0.78%	0.00%	-15.79%
International Stock - 2021	7,178	29.70	213,222	0.63%	0.00%	1.30%
International Stock - 2020	6,767	29.32	198,375	0.51%	0.00%	14.44%

Limited-Term Bond - 2024	136	23.30	3,162	4.19%	0.00%	4.95%
Limited-Term Bond - 2023	137	22.20	3,042	1.79%	0.00%	4.96%
Limited-Term Bond - 2022	370	21.15	7,826	1.87%	0.00%	-4.51%
Limited-Term Bond - 2021	419	22.15	9,281	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	361	22.12	7,981	1.88%	0.00%	4.69%

All-Cap Opportunities - 2024	1	129.96	174	0.00%	0.00%	25.17%
All-Cap Opportunities - 2023	1	103.83	144	0.00%	0.00%	28.97%
All-Cap Opportunities - 2022	1	80.51	116	0.00%	0.00%	-21.51%
All-Cap Opportunities - 2021	2	102.58	153	0.00%	0.00%	20.80%
All-Cap Opportunities - 2020	2	84.92	132	0.00%	0.00%	44.37%

Moderate Allocation - 2024	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2023	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2022	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2021 - January 1, 2021 to June 7, 2021	—	58.22	—	0.00%	0.00%	7.30%
Moderate Allocation - 2020	1	54.26	60	2.82%	0.00%	14.52%

Morgan Stanley
VIF Emerging Markets Equity - 2024	1,411	37.43	52,813	1.38%	0.00%	7.81%
VIF Emerging Markets Equity - 2023	1,474	34.72	51,160	1.48%	0.00%	11.96%
VIF Emerging Markets Equity - 2022	1,651	31.01	51,188	0.39%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	1,374	41.39	56,853	0.83%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	1,319	40.19	52,992	1.31%	0.00%	14.44%

VIF Core Plus Fixed Income - 2024	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - 2023 - January 1, 2023 to July 28, 2023	—	25.73	—	7.91%	0.00%	2.63%
VIF Core Plus Fixed Income - 2022	4,684	25.07	117,404	3.84%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	4,568	29.26	133,664	4.01%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	3,895	29.36	114,347	2.72%	0.00%	7.82%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.